UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2010
RHI ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34102	36-4614616

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Avenue of Americas, 21st Floor, New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 977-9001
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
RHI Entertainment, Inc.(the “Company”) is filing this Amendment No. 1 (the “Amendment”) to the Company’s Current Report on Form 8-K filed on February 16, 2010 (the “Report”) solely to correct the information provided in Item 5.02 of the Report. In the original Report, the number of restricted stock units (“RSUs”) forfeited by Robert A. Halmi and Jeff Sagansky was incorrectly stated. The number of forfeited RSUs provided in the Report did not include those RSUs that are subject to the Company’s stock price achieving target levels. This Amendment sets forth the accurate number of RSUs forfeited by Robert A. Halmi and Jeff Sagansky. All other items in the original Report remain unchanged.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     As previously reported, on February 9, 2010, the President & Chief Executive Officer, Robert A. Halmi, Jr., and Chairman of the Board, Jeff Sagansky, entered into surrender agreements with the Company (the “Agreements”) whereby Mr. Halmi and Mr. Sagansky irrevocably surrendered, cancelled and forfeited 16,666 and 38,888 RSUs, respectively.
     On February 9, 2010, Mr. Halmi and Mr. Sagansky also irrevocably surrendered, cancelled and forfeited an additional 33,334 and 77,778 RSUs, respectively, that were not transferable unless and until the Company’s share price achieved certain target levels set forth in the Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement (the “Award Notice”), the form of which was filed on February 9, 2009, as Exhibit 10.2 to the Company’s Current Report on Form 8-K.
     Subject to Mr. Halmi’s and Mr. Sagansky’s continued employment with the Company, Mr. Halmi’s and Mr. Sagansky’s remaining RSUs will vest on February 9, 2011 (50% of the remaining RSUs) and February 9, 2012 (50% of the remaining RSUs). The RSUs that vest on these future dates have not been surrendered, cancelled nor forfeited and are not subject to the Agreements. The RSUs were awarded pursuant to the Amended & Restated RHI Entertainment, Inc. 2008 Incentive Award Plan (the “Plan”), filed on April 15, 2009 as Appendix A to the Company’s Definitive Proxy Statement and the Award Notice, each of which qualify the foregoing description of the RSUs in its entirety.
     The number of shares of Company common stock subject to the RSUs granted to Mr. Halmi and Mr. Sagansky on February 9, 2009 that (a) were surrendered pursuant to the Agreements (including those RSUs subject to the share price target levels) and (b) remain outstanding as of the date hereof is set forth in an updated chart as follows:

	Total # of RSUs	Total # of RSUs That
Name	Surrendered	Remain Outstanding
Robert A. Halmi, Jr.	50,000	100,000
Jeff Sagansky	116,667	233,333

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHI ENTERTAINMENT, INC. (Registrant)
Date: March 11, 2010	By:	/s/ Henry S. Hoberman
		Name:	Henry S. Hoberman
		Title:	Executive Vice President, General Counsel & Secretary